Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Australian Oil & Gas Corporation (the "Company") on Form 10-QSB for the quarter ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, E. Geoffrey Albers, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




Dated: August 14, 2007                 /s/ E. Geoffrey Albers
                                       ----------------------
                                       E. Geoffrey Albers
                                       Chief Executive Officer and
                                       Chief Financial Officer